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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 24, 2006

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

                     Delaware                          333-113543                 13-3939229
       (State or Other Jurisdiction of             (Commission File            (I.R.S. Employer
                Incorporation)                           Number)              Identification No.)

                  1585 Broadway
               New York, New York                                 10036
     (Address of Principal Executive Offices)               ------------------
                                                               (Zip Code)

          Registrant's telephone number, including area code  (212) 761-4000
                                                              ------------------

                              No Change
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        (Former name or former address, if changed since last report)

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         Item 8.01.        Other Events
                           ------------

                  In connection with the offering of IXIS Real Estate Capital
Trust 2006-HE1, Mortgage Pass-through certificates, Series 2006-HE1, certain
"Computational Materials", dated January 24, 2006, within the meanings of the
May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public
Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 9.01.        Financial Statements and Exhibits
                           ----------------------------------
(a) Not applicable

(b) Not applicable

(c) Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the
Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MORGAN STANLEY ABS CAPITAL I INC.
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                                  as Depositor and on behalf of IXIS Real Estate
                                  Capital Trust 2006-HE1
                                       Registrant

                                           By:   /s/ Gail McDonnell
                                                 -------------------------------
                                                 Name:   Gail McDonnell
                                                 Title:  Vice President

Dated:  February 23, 2006

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    DESCRIPTION
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99.1           Related Computational Materials (as defined in Item 8.01 above).